EXHIBIT 10.21
ADDENDUM
This ADDENDUM is made and entered into this 24th day of January, 2006, and amends the Distributor Agreement (“Agreement”) entered into by and between Medtronic, Inc. (“Medtronic”) and VNUS Medical Technologies, Inc. (“VNUS”) effective January 24, 2006.
The parties hereby agree to amend the Agreement as hereinafter set forth.
Section XIII. **** Trial shall be added to the Agreement as follows:
XIII. **** Trial. Medtronic shall complete the **** Trial (the “Trial”) currently underway by collecting and validating the long term data for submission of the Trial results in the form of a paper to the **** or a peer-reviewed publication of substantially similar esteem. Medtronic and VNUS hereby agree to share equally the total cost of completion of the Trial, which is estimated to be ****, plus or minus ****.
It is agreed by the parties that if the costs of completing the Trial exceed or are lower than the forecasted amount of $****, Medtronic will adjust the last payment required to be made by VNUS; provided, however, in no case shall VNUS be responsible for an amount greater than **** of the forecasted amount; i.e., no more than ****.
With reasonable notice to Medtronic and subject to patient consent, VNUS shall have the right to audit the clinical data and review the process of completing the Trial. VNUS may opt-out of this Article 13 and compensate Medtronic half of the costs actually incurred in completing the Trial to the point of opting-out.
VNUS shall have the right but not an obligation to review financial data related to the completion of the Trial.
Except to the extent provided above, the remaining terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Addendum to be executed on the date first written above.

MEDTRONIC, INC.	VNUS MEDICAL TECHNOLOGIES, INC.

/s/ Clifton W. Owens	/s/ R. McCrae

Name	Name:

Vice President & General Manager RST	VP, Bus. Dev. & Mfg

Title	Title:

January 24, 2006	1/25/06

Date	Date:

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.